UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

JOINT CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 2, 2007

Rockwood Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-32609	52-2277366
(Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

100 Overlook Center
Princeton, New Jersey 08540
(Address of registrant’s principal executive office)

(609) 514-0300
(Registrant’s telephone number)

Rockwood Specialties Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	333-109686	52-2277390
(Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer
Identification Number)

100 Overlook Center
Princeton, New Jersey 08540
(Address of registrant’s principal executive office)

(609) 514-0300
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registration under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 2.01                                       COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

On January 2, 2007, Chemical Specialties, Inc. (“CSI”), a wholly-owned subsidiary of Rockwood Specialties Group, Inc., which is a wholly-owned subsidiary of Rockwood Holdings, Inc., and Rohm and Haas Company completed the formation of Viance, LLC, a joint venture company that will provide an extensive range of advanced wood treatment technologies and services to the global wood treatment industry. Viance is jointly-owned by CSI and Rohm and Haas and was formed through the contribution by CSI and its related subsidiaries of their wood protection chemicals business and cash of $7.4 million and the contribution by Rohm and Haas of its wood biocides business and cash of $76.6 million.  Of the $76.6 million from Rohm and Haas, CSI received cash proceeds of $67.6 million. A copy of the press release announcing the commencement of Viance’s operations is attached to this Current Report on Form 8-K as Exhibit 99.1.

ITEM 9.01                                       FINANCIAL STATEMENTS AND EXHIBITS.

(b)                                 Pro forma financial information.

(i)                                     Rockwood Holdings, Inc.

ROCKWOOD HOLDINGS, INC. UNAUDITED PRO FORMA

CONDENSED FINANCIAL INFORMATION

The following unaudited pro forma condensed balance sheet and statements of operations are presented to illustrate the estimated effects of the disposition of its wood protection chemicals business by Chemicals Specialties, Inc. and related subsidiaries (“CSI”), a wholly-owned subsidiary of Rockwood Holdings, Inc., via the contribution of such business and cash to Viance, LLC, a joint venture company jointly-owned by CSI and Rohm and Haas Company, on Rockwood Holdings, Inc.’s historical financial condition and results of operations. In addition, the pro forma information illustrates the results of operations related to the wood biocide business and cash contributed by Rohm and Haas to the joint venture and the resulting payment to CSI (see Note 1 (A) below).

In accordance with the consolidation principles of FASB Interpretation No. 46 (R), Consolidation of Variable Interest Entities—An Interpretation of ARB No. 51 (“FIN 46 (R)”), we have tentatively concluded that Rockwood Holdings, Inc. is the primary beneficiary of the joint venture and as such will be required to consolidate the joint venture. As such, the pro forma financial information has been prepared on the basis that the joint venture is consolidated within the Rockwood Holdings, Inc. financial statements and the interest in the joint venture by Rohm and Haas is shown as minority interest. In addition, the pro forma information was prepared assuming no step-up of assets contributed to the joint venture.

The unaudited pro forma condensed financial information presented for the balance sheet as of September 30, 2006 and for the statements of operations for the nine months ended September 30, 2006 and the year ended December 31, 2005, is based upon the historical results of operations, adjusted to reflect the pro forma effect as if the joint venture had occurred on January 1, 2005 with respect to the statements of operations and on September 30, 2006 with respect to the balance sheet. The historical consolidated financial information presented herein should be read in conjunction with the audited consolidated financial statements and notes thereto appearing in Rockwood Holdings, Inc.’s annual report on Form 10-K for the year ended December 31, 2005, and the unaudited condensed consolidated financial statements and notes thereto included in Rockwood Holdings, Inc.’s quarterly report on Form 10-Q for the nine months ended September 30, 2006.

The unaudited pro forma condensed financial information is for illustrative purposes only. Such information does not purport to be indicative of the financial condition and the results of operations that would have been achieved had the joint venture for which Rockwood Holdings, Inc. is giving pro forma effect actually occurred on the dates referred to above or the financial condition and the results of operations that may be expected in the future. Such information, and the related tentative accounting treatment, has been prepared based upon currently available information and assumptions that Rockwood Holdings, Inc. believes are reasonable. Such currently available information and assumptions may prove to be inaccurate over time.

ROCKWOOD HOLDINGS, INC. AND SUBSIDIARIES

Unaudited Pro Forma Condensed Balance Sheet

as of September 30, 2006

(Dollars in millions)

	Rockwood			Pro Forma
	Historical	Adjustments		As Adjusted
ASSETS
Current assets:
Cash and cash equivalents	$70.0	$75.6	(A)	$145.6
Accounts receivable, net	522.2	—		522.2
Inventories	494.0	—		494.0
Deferred income taxes	8.4	2.7	(B)	11.1
Prepaid expenses and other current assets	48.3	—		48.3
Total current assets	1,142.9	78.3		1,221.2
Property, plant and equipment, net	1,502.7	—		1,502.7
Goodwill	1,681.9	—		1,681.9
Other intangible assets, net	586.1	—		586.1
Deferred debt issuance costs, net of accumulated amortization of $22.2	52.5	—		52.5
Other assets	59.5	—		59.5
Total assets	$5,025.6	$78.3		$5,103.9
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$268.8	$—		$268.8
Income taxes payable	25.6	3.6	(B)	29.2
Accrued compensation	103.3	—		103.3
Restructuring liability	8.6	—		8.6
Accrued expenses and other current liabilities	232.3	—		232.3
Long-term debt, current portion	98.2	—		98.2
Total current liabilities	736.8	3.6		740.4
Long-term debt	2,716.7	—		2,716.7
Pension and related liabilities	374.1	—		374.1
Deferred income taxes	34.7	—		34.7
Other liabilities	98.7	71.1	(A)	169.8
Total liabilities	3,961.0	74.7		4,035.7
Minority interest	28.0	6.1	(C)	34.1
Stockholders’ equity:
Common stock	0.7	—		0.7
Paid-in capital	1,151.8	—		1,151.8
Accumulated other comprehensive income	154.6	—		154.6
Accumulated deficit	(269.1)	(2.5	)(B)	(271.6)
Treasury stock, at cost	(1.4)	—		(1.4)
Total stockholders’ equity	1,036.6	(2.5)		1,034.1
Total liabilities and stockholders’ equity	$5,025.6	$78.3		$5,103.9

Notes to Unaudited Pro Forma Condensed Balance Sheet

1. Pro Forma Assumptions and Adjustments

(A) - Represents a payment of $76.6 million to the joint venture from Rohm and Haas. Cash proceeds of $67.6 million were paid from the joint venture to CSI, of which CSI used approximately $1.0 million to pay fees and expenses associated with this transaction. An amount of $9.0 million was designated as a working capital contribution to the joint venture. The net cash proceeds of $66.6 million received by CSI were used for general corporate purposes.

(B) - As the assets contributed to the joint venture were primarily in the United States and the United Kingdom (the “UK”), taxes were calculated using a state tax rate of 5.8% and a UK tax rate of 30%. We do not expect the transaction to have any federal tax effect as a result of net operating losses and the impact of valuation allowances.

(C) - In accordance with the consolidation principles of FIN 46 (R), we have tentatively concluded that Rockwood Holdings, Inc. is the primary beneficiary of the joint venture and as such will be required to consolidate the joint venture. As such, the pro forma financial information has been prepared on the basis that the joint venture is consolidated within the Rockwood Holdings, Inc. financial statements and the interest in the joint venture by Rohm and Haas is shown as minority interest. Minority interest is calculated based on the net income generated from CSI’s operations contributed to the joint venture along with the net income from Rohm and Haas’ contributed operations.

ROCKWOOD HOLDINGS, INC. AND SUBSIDIARIES

Unaudited Pro Forma Condensed Statements of Operations

for the Nine Months Ended September 30, 2006

(Dollars in millions, except per share amounts; shares in thousands)

	Rockwood			Pro Forma
	Historical	Adjustments		As Adjusted
Net sales	$2,495.4	$13.6		$2,509.0
Cost of products sold	1,729.5	4.7		1,734.2
Gross profit	765.9	8.9		774.8
Selling, general and administrative expenses	478.8	1.5		480.3
Restructuring charges, net	3.9	—		3.9
Operating income	283.2	7.4		290.6
Other income (expenses):
Interest expense, net	(147.7)	—		(147.7)
Foreign exchange gain, net	7.7	—		7.7
Loss on sale of business	(12.1)	—		(12.1)
Other, net	2.7	—		2.7
Net	(149.4)	—		(149.4)
Income before taxes and minority interest	133.8	7.4		141.2
Income tax provision	34.5	0.2	(A)	34.7
Net income before minority interest	99.3	7.2		106.5
Minority interest	(0.8)	(7.1	)(B)	(7.9)
Net income	$98.5	$0.1		$98.6

Basic earnings per common share	$1.34			$1.34
Diluted earnings per common share	$1.31			$1.31

Weighted average number of basic shares outstanding	73,781			73,781
Weighted average number of diluted shares outstanding	75,001			75,001

Notes to Unaudited Pro Forma Condensed Statements of Operations

1. Pro Forma Assumptions and Adjustments

(A) - As the assets contributed to the joint venture were primarily in the United States and the UK, taxes were calculated using a state tax rate of 5.8% and a UK tax rate of 30%. We do not expect the transaction to have any federal tax effect as a result of net operating losses and considering the impact of valuation allowances.

(B) - In accordance with the consolidation principles of FIN 46 (R), we have tentatively concluded that Rockwood Holdings, Inc. is the primary beneficiary of the joint venture and as such will be required to consolidate the joint venture. As such, the pro forma financial information has been prepared on the basis that the joint venture is consolidated within the Rockwood Holdings, Inc. financial statements and the interest in the joint venture by Rohm and Haas is shown as minority interest. Minority interest is calculated based on the net income generated from CSI’s operations contributed to the joint venture along with the net income from Rohm and Haas’ contributed operations.

ROCKWOOD HOLDINGS, INC. AND SUBSIDIARIES

Unaudited Pro Forma Condensed Statements of Operations

for the Year Ended December 31, 2005

(Dollars in millions, except per share amounts; shares in thousands)

	Rockwood				Pro Forma
	Historical		Adjustments		As Adjusted
Net sales	$3,121.2		$16.4		$3,137.6
Cost of products sold	2,167.3		5.8		2,173.1
Gross profit	953.9		10.6		964.5
Selling, general and administrative expenses	598.6		2.0		600.6
Impairment charges	45.1		—		45.1
Restructuring charges, net	13.9		—		13.9
Management services agreement termination fee	10.0		—		10.0
Operating income	286.3		8.6		294.9
Other income (expenses):
Interest expense, net	(215.6)		—		(215.6)
Loss on early extinguishment of debt	(26.6)		—		(26.6)
Refinancing expenses	(1.0)		—		(1.0)
Foreign exchange gain, net	114.6		—		114.6
Other, net	6.9		—		6.9
Net	(121.7)		—		(121.7)
Income before taxes and minority interest	164.6		8.6		173.2
Income tax provision	71.8		0.2	(A)	72.0
Net income before minority interest	92.8		8.4		101.2
Minority interest	3.0		(21.9	)(B)	(18.9)
Net income	$95.8		$(13.5)		$82.3

Basic earnings per common share	$1.55	(C)			$1.32	(C)
Diluted earnings per common share	$1.52	(C)			$1.30	(C)

Weighted average number of basic shares outstanding	59,133				59,133
Weighted average number of diluted shares outstanding	60,002				60,002

Notes to Unaudited Pro Forma Condensed Statements of Operations

1. Pro Forma Assumptions and Adjustments

(A) - As the assets contributed to the joint venture were primarily in the United States and the UK, taxes were calculated using a state tax rate of 5.8% and a UK tax rate of 30%. We do not expect the transaction to have any federal tax effect as a result of net operating losses and considering the impact of valuation allowances.

(B) - In accordance with the consolidation principles of FIN 46 (R), we have tentatively concluded that Rockwood Holdings, Inc. is the primary beneficiary of the joint venture and as such will be required to consolidate the joint venture. As such, the pro forma financial information has been prepared on the basis that the joint venture is consolidated within the Rockwood Holdings, Inc. financial statements and the interest in the joint venture by Rohm and Haas is shown as minority interest. Minority interest is calculated based on the net income generated from CSI’s operations contributed to the joint venture along with the net income from Rohm and Haas’ contributed operations.

(C) - To calculate earnings per common share, net income is reduced by $4.3 million related to redeemable convertible preferred stock dividends.

(ii)                                  Rockwood Specialties Group, Inc.

ROCKWOOD SPECIALTIES GROUP, INC. UNAUDITED PRO FORMA

CONDENSED FINANCIAL INFORMATION

The following unaudited pro forma condensed balance sheet and statements of operations are presented to illustrate the estimated effects of the disposition of its wood protection chemicals business by Chemicals Specialties, Inc. and related subsidiaries (“CSI”), a wholly-owned subsidiary of Rockwood Specialties Group, Inc. via the contribution of such business and cash to Viance, LLC, a joint venture company jointly-owned by CSI and Rohm and Haas Company, on Rockwood Specialties Group, Inc.’s historical financial condition and results of operations. In addition, the pro forma information illustrates the results of operations related to the wood biocide business and cash contributed by Rohm and Haas to the joint venture and the resulting payment to CSI (see Note 1 (A) below).

In accordance with the consolidation principles of FASB Interpretation No. 46 (R), Consolidation of Variable Interest Entities—An Interpretation of ARB No. 51 (“FIN 46 (R)”), we have tentatively concluded that Rockwood Specialties Group, Inc. is the primary beneficiary of the joint venture and as such will be required to consolidate the joint venture. As such, the pro forma financial information has been prepared on the basis that the joint venture is consolidated within the Rockwood Specialties Group, Inc. financial statements and the interest in the joint venture by Rohm and Haas is shown as minority interest. In addition, the pro forma information was prepared assuming no step-up of assets contributed to the joint venture.

The unaudited pro forma condensed financial information presented for the balance sheet as of September 30, 2006 and for the statements of operations for the nine months ended September 30, 2006 and the year ended December 31, 2005, is based upon the historical results of operations, adjusted to reflect the pro forma effect as if the joint venture had occurred on January 1, 2005 with respect to the statements of operations and on September 30, 2006 with respect to the balance sheet. The historical consolidated financial information presented herein should be read in conjunction with the audited consolidated financial statements and notes thereto appearing in Rockwood Specialties Group, Inc.’s annual report on Form 10-K for the year ended December 31, 2005, and the unaudited condensed consolidated financial statements and notes thereto included in Rockwood Specialties Group, Inc.’s quarterly report on Form 10-Q for the nine months ended September 30, 2006.

The unaudited pro forma condensed financial information is for illustrative purposes only. Such information does not purport to be indicative of the financial condition and the results of operations that would have been achieved had the joint venture for which Rockwood Specialties Group, Inc. is giving pro forma effect actually occurred on the dates referred to above or the financial condition and the results of operations that may be expected in the future. Such information, and the related tentative accounting treatment, has been prepared based upon currently available information and assumptions that Rockwood Specialties Group, Inc. believes are reasonable. Such currently available information and assumptions may prove to be inaccurate over time.

ROCKWOOD SPECIALTIES GROUP, INC. AND SUBSIDIARIES

Unaudited Pro Forma Condensed Balance Sheet

as of September 30, 2006

(Dollars in millions)

	Rockwood			Pro Forma
	Historical	Adjustments		As adjusted
ASSETS
Current assets:
Cash and cash equivalents	$65.8	$75.6	(A)	$141.4
Accounts receivable, net	522.2	—		522.2
Inventories	494.0	—		494.0
Deferred income taxes	13.9	2.7	(B)	16.6
Prepaid expenses and other current assets	48.3	—		48.3
Total current assets	1,144.2	78.3		1,222.5
Property, plant and equipment, net	1,502.7	—		1,502.7
Goodwill	1,681.9	—		1,681.9
Other intangible assets, net	586.1	—		586.1
Deferred debt issuance costs, net of accumulated amortization of $22.2	52.5	—		52.5
Other assets	59.5	—		59.5
Total assets	$5,026.9	$78.3		$5,105.2
LIABILITIES AND STOCKHOLDER’S EQUITY
Current liabilities:
Accounts payable	$268.8	$—		$268.8
Income taxes payable	25.6	3.6	(B)	29.2
Accrued compensation	103.3	—		103.3
Restructuring liability	8.6	—		8.6
Accrued expenses and other current liabilities	230.0	—		230.0
Long-term debt, current portion	98.2	—		98.2
Total current liabilities	734.5	3.6		738.1
Long-term debt	2,716.7	—		2,716.7
Pension and related liabilities	374.1	—		374.1
Deferred income taxes	40.2	—		40.2
Other liabilities	98.7	71.1	(A)	169.8
Total liabilities	3,964.2	74.7		4,038.9
Minority interest	28.0	6.1	(C)	34.1
Stockholder’s equity:
Paid-in capital	1,004.1	—		1,004.1
Accumulated other comprehensive income	158.6	—		158.6
Accumulated deficit	(128.0)	(2.5	)(B)	(130.5)
Total stockholder’s equity	1,034.7	(2.5)		1,032.2
Total liabilities and stockholder’s equity	$5,026.9	$78.3		$5,105.2

Notes to Unaudited Pro Forma Condensed Balance Sheet

1. Pro Forma Assumptions and Adjustments

(A) - Represents a payment of $76.6 million to the joint venture from Rohm and Haas. Cash proceeds of $67.6 million were paid from the joint venture to CSI, of which CSI used approximately $1.0 million to pay fees and expenses associated with this transaction. An amount of $9.0 million was designated as a working capital contribution to the joint venture. The net cash proceeds of $66.6 million received by CSI were used for general corporate purposes.

(B) - As the assets contributed to the joint venture were primarily in the United States and the UK, taxes were calculated using a state tax rate of 5.8% and a UK tax rate of 30%. We do not expect the transaction to have any federal tax effect as a result of net operating losses and considering the impact of valuation allowances.

(C) - In accordance with the consolidation principles of FIN 46 (R), we have tentatively concluded that Rockwood Specialties Group, Inc. is the primary beneficiary of the joint venture and as such will be required to consolidate the joint venture. As such, the pro forma financial information has been prepared on the basis that the joint venture is consolidated within the Rockwood Specialties Group, Inc. financial statements and the interest in the joint venture by Rohm and Haas is shown as minority interest. Minority interest is calculated based on the net income generated from CSI’s operations contributed to the joint venture along with the net income from Rohm and Haas’ contributed operations.

ROCKWOOD SPECIALTIES GROUP, INC. AND SUBSIDIARIES

Unaudited Pro Forma Condensed Statements of Operations

for the Nine Months Ended September 30, 2006

(Dollars in millions)

	Rockwood			Pro Forma
	Historical	Adjustments		As Adjusted
Net sales	$2,495.4	$13.6		$2,509.0
Cost of products sold	1,729.5	4.7		1,734.2
Gross profit	765.9	8.9		774.8
Selling, general and administrative expenses	478.8	1.5		480.3
Restructuring charges, net	3.9	—		3.9
Operating income	283.2	7.4		290.6
Other income (expenses):
Interest expense, net	(147.7)	—		(147.7)
Foreign exchange gain, net	7.7	—		7.7
Loss on sale of business	(12.1)	—		(12.1)
Other, net	2.7	—		2.7
Net	(149.4)	—		(149.4)
Income before taxes and minority interest	133.8	7.4		141.2
Income tax provision	34.5	0.2	(A)	34.7
Net income before minority interest	99.3	7.2		106.5
Minority interest	(0.8)	(7.1	)(B)	(7.9)
Net income	$98.5	$0.1		$98.6

Notes to Unaudited Pro Forma Condensed Statements of Operations

1. Pro Forma Assumptions and Adjustments

(A) - As the assets contributed to the joint venture were primarily in the United States and the UK, taxes were calculated using a state tax rate of 5.8% and a UK tax rate of 30%. We do not expect the transaction to have any federal tax effect as a result of net operating losses and considering the impact of valuation allowances.

(B) - In accordance with the consolidation principles of FIN 46 (R), we have tentatively concluded that Rockwood Specialties Group, Inc. is the primary beneficiary of the joint venture and as such will be required to consolidate the joint venture. As such, the pro forma financial information has been prepared on the basis that the joint venture is consolidated within the Rockwood Specialties Group, Inc. financial statements and the interest in the joint venture by Rohm and Haas is shown as minority interest. Minority interest is calculated based on the net income generated from CSI’s operations contributed to the joint venture along with the net income from Rohm and Haas’ contributed operations.

ROCKWOOD SPECIALTIES GROUP, INC. AND SUBSIDIARIES
Unaudited Pro Forma Condensed Statements of Operations
for the Year Ended December 31, 2005
(Dollars in millions)

	Rockwood Historical	Adjustments		Pro Forma As Adjusted
Net sales	$3,121.2	$16.4		$3,137.6
Cost of products sold	2,167.3	5.8		2,173.1
Gross profit	953.9	10.6		964.5
Selling, general and administrative expenses	598.6	2.0		600.6
Impairment charges	45.1	—		45.1
Restructuring charges, net	13.9	—		13.9
Management services agreement termination fee	10.0	—		10.0
Operating income	286.3	8.6		294.9
Other income (expenses):
Interest expense, net	(190.5)	—		(190.5)
Loss on early extinguishment of debt	(13.3)	—		(13.3)
Refinancing expenses	(1.0)	—		(1.0)
Foreign exchange gain, net	103.2	—		103.2
Other, net	6.9	—		6.9
Net	(94.7)	—		(94.7)
Income before taxes and minority interest	191.6	8.6		200.2
Income tax provision	71.8	0.2	(A)	72.0
Net income before minority interest	119.8	8.4		128.2
Minority interest	3.0	(21.9	)(B)	(18.9)
Net income	$122.8	$(13.5)		$109.3

Notes to Unaudited Pro Forma Condensed Statements of Operations

1.  Pro Forma Assumptions and Adjustments

(A) - As the assets contributed to the joint venture were primarily in the United States and the UK, taxes were calculated using a state tax rate of 5.8% and a UK tax rate of 30%.  We do not expect the transaction to have any federal tax effect as a result of net operating losses and considering the impact of valuation allowances.

(B) - In accordance with the consolidation principles of FIN 46 (R), we have tentatively concluded that Rockwood Specialties Group, Inc. is the primary beneficiary of the joint venture and as such will be required to consolidate the joint venture.  As such, the pro forma financial information has been prepared on the basis that the joint venture is consolidated within the Rockwood Specialties Group, Inc. financial statements and the interest in the joint venture by Rohm and Haas is shown as minority interest. Minority interest is calculated based on the net income generated from CSI’s operations contributed to the joint venture along with the net income from Rohm and Haas’ contributed operations.

(d)           Exhibits.

Exhibit No.	Description

99.1	Press Release dated January 4, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Rockwood Holdings, Inc.

By:	/s/ Michael W. Valente
	Name:	Michael W. Valente
	Title:	Assistant Secretary

Rockwood Specialties Group, Inc.

By:	/s/ Michael W. Valente
	Name:	Michael W. Valente
	Title:	Assistant Secretary

Dated: January 8, 2007